REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy Bond Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.





          Fort Lauderdale, Florida

          February 16, 1996















          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy Canada Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.




          Fort Lauderdale, Florida

          February 16, 1996
















          REPORT OF INDEPENDENT ACCOUNTANTS

          To the Shareholders and Board of Trustees of Ivy China Region Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.



          Fort Lauderdale, Florida

          February 16, 1996



















          REPORT OF INDEPENDENT ACCOUNTANTS

          To the Shareholders and Board of Trustees of Ivy Emerging Growth Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.



          Fort Lauderdale, Florida

          February 16, 1996



















          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy Global Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for the six month period ended December 31, 1994 and for the year ended December 31, 1995, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.





          Fort Lauderdale, Florida

          February 16, 1996














          REPORT OF INDEPENDENT ACCOUNTANTS

          To the Shareholders and Board of Trustees of Ivy Growth Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991, were audited by other auditors, whose report, dated January 31, 1992, expressed an unqualified opinion on the selected per share data and ratios.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, based on our audits and the report of other auditors, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


          COOOPERS & LYBRAND L.L.P.





          Fort Lauderdale, Florida

          February 16, 1996













          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy Growth with Income Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991, were audited by other auditors, whose report, dated January 31, 1992, expressed an unqualified opinion on the selected per share data and ratios.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, based on our audits and the report of other auditors, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.



          Fort Lauderdale, Florida

          February 16, 1996













          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy International Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 1991, were audited by other auditors, whose report, dated January 31, 1992, expressed an unqualified opinion on the selected per share data and ratios.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, based on our audits and the report of other auditors, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles.


          COOPERS & LYBRAND L.L.P.



          Fort Lauderdale, Florida

          February 16, 1996














          REPORT OF INDEPENDENT ACCOUNTANTS


          To the Shareholders and Board of Trustees of Ivy Latin America Strategy Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the period November 1, 1994 (commencement) to December 31, 1994 and for the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period November 1, 1994 (commencement) to December 31, 1994 and for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.



          Fort Lauderdale, Florida

          February 16, 1996
















          REPORT OF INDEPENDENT ACCOUNTANTS



          To the Shareholders and Board of Trustees of Ivy New Century Fund (the Fund)

          We have audited the accompanying statement of assets and liabilities of the Fund, including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the period November 1, 1994 (commencement) to December 31, 1994 and for the year ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period November 1, 1994 (commencement) to December 31, 1994 and for the year ended December 31, 1995, in conformity with generally accepted accounting principles.



          COOPERS & LYBRAND L.L.P.



          Fort Lauderdale, Florida

          February 16, 1996